Exhibit 99.1

eMagin Corporation Making virtual imaging a reality September, 2015 NYSE MKT: EMAN www.emagin.com

Cautionary Forward Looking Statements 2 Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward - looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward - looking statement made by us. Forward - looking statements involve a number of risks or uncertainties including, but not limited to, the risks described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s Reports on Form 10 - K for the years ended December 31, 2014 and December 31, 2013, respectively and Form 10 - Qs for the quarters ended June 30, 2014 and September 30, 2014 and March 31, 2015 . All forward - looking statements are qualified by those Risk F actors as well as the Company’s “Statement of Forward - Looking Information” in those filings. All statements made by us in this presentation are further qualified in all respects by the information disclosed in the Company’s filings with the Securities and Exchange Commission. These statements are only predictions. We are under no duty to update or revise any forward - looking statements to conform such statements to actual results or events, and do not intend to do so.

Microdisplays Critical for Emerging Consumer Mobile, Gaming, and Compact Projector Applications Mobile Applications Viewed by One User at a Time Optic Module or Headset with Display for virtual reality 3 OLED: Key to Big Screen Experience on Mobile & Portable AUGMENTED REALITY VIRTUAL REALITY

eMagin

eMagin at a Glance

Sector Leader with Industry Best Technology, Product & IP

- Over a decade of Organic Light Emitting Diode (OLED) technology and manufacturing Leadership with highly valuable IP and trade secrets
  - 35 issued and pending patents
- OLED Microdisplays are superior to competing technologies
  - 4 to 5 times more power efficient than LCDs or LCOS
  - Most compact and lightest weight solution
  - No image smear -- nausea-free operation
  - Highest contrast provides clear see-through capability
- Stable military and C&I businesses with anticipated return to growth
- Transformational growth opportunities with rapid emergence of virtual and augmented reality
- Proprietary optics and next-gen immersive headset
- Expanding manufacturing capacity and outsourced fabrication to meet upcoming consumer demand

Company Snapshot

Ticker / Exchange	EMAN / NYSE MKT
Employees	~80
Company Headquarters	Hopewell Junction, NY

Display Portfolio


SVGA+ 852 x 600


SXGA 1280 x 1024


WUXGA 1920 x 1200


VGA 640 x 480


XGA 1024 x 768


SXGA-096 1280 x 1024

* Includes common and as-if converted preferred

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Symbiotic Relationship 5 ▪ Symbiotic relationship between “core” military / C&I business and emerging high - growth consumer electronics opportunity (virtual and augmented reality) ▪ Stable military and C&I businesses with anticipated return to growth ‒ TTM revenue of $25.4M and profitable in Q1 ‘15 ▪ Military customers continue to fund next - generation technologies and enhanced manufacturing processes -- enabling eMagin to push the boundaries of OLED microdisplay technology ▪ Anticipate improved purchasing power through consumer economies of scale Emerging Growth Consumer Virtual & Augmented Reality Core Business Military and Commercial & Industrial Next - gen technology and manufacturing enhancements ▪ Emerging high - volume VR and AR device market represent multi - billion $ opportunity ‒ F uture purchasing economies of scale for EMAN ▪ Validated technology: ‒ Decade long U.S. military relationship supplying mission critical displays (zero failure tolerance – an F - 35 jet costs more than $100M) ▪ Core business supports continued technological advancements ▪ Preparing for potential Tier 1 partner Lower silicon and material costs through high - volume purchasing S ymbiotic relationship creates a durable competitive advantage for eMagin

3 55 0 10 20 30 40 50 60 2015 2020 ▪ New applications requiring ultra high brightness, ultra high contrast and High Definition color displays will drive explosive growth in the microdisplay market – Augmented Reality: See outside world with icons – Virtual Reality: Gaming, video, pictures, e - mail ▪ Consumer : Augmented and virtual reality (e.g. wearable computing devices such as Google Glass) ▪ Industrial: A ugmented and virtual reality ▪ Military & Commercial: H ead mounted displays for aviation Paradigm Shift in Consumer Electronics AUGMENTED & VIRTUAL REALITY DEVICE MARKETS Facebook Buys Oculus, Virtual Reality Setup, For $2 Billion – Mar ‘14 Google Leads Monster $542M Funding for Magic Leap, A Mysterious ‘Cinematic Reality’ Company – Oct ‘14 Intel is Betting $25M on Smart Eyewear - Maker Vuzix – Jan ‘15 HoloLens : Creating a New Dimension for Microsoft? – Feb ‘15 With Valve, HTC Unveils New Virtual Reality Headset ‘HTC VIVE’ – Mar ‘15 RECENT HEADLINES (Millions of Devices) 6 (1) (1) Source: ABI Research

Key Parameters AMOLED (eMagin) vs. LCD & LCOS Importance Power Lowest power, longest battery life (factor of 4 to 5x) Critical for all portable devices Speed Highest speed clearest video images, avoids nausea Critical for long term use Brightness eMagin Ultra - High Brightness Monochrome and color will exceed requirements Critical for A/R consumer & avionics Package Size Small total size with no extra drive chip Drives cost for the end product Contrast Highest contrast, see through without background glow Critical for A/R consumer & avionics Angle & Screen Size Widest angle and apparent screen size Needed for ease of optic design Temperature Range Widest operating temperature range Mobile application requirement Environmental Stability Best environmental stability (vibration & humidity) Mobile application requirement OLED Advantages Over Competing Technologies 7 eMagin OLED is the only technology that meets brightness and other key requirements for the new emerging markets – 30x brighter than Sony TV – 35 Issued patents, key patents pending, significant know - how

eMagin

Consumer Head-Mounted Display Migration to OLED


Market Shifting to Increased Resolution, Brightness, and Power Efficiency- OLED
MICRODISPLAYS
Google Glass
Gen 1 - LCOS
Announced 2012
Augmented Reality
Microsoft HoloLens
OLED???
Announced 2015
Augmented Reality
Google Glass
Gen 2 - OLED???
TBD
Augmented Reality
magic leap
?
TBD
Augmented Reality
CELL PHONE DISPLAY
Virtual Reality
Announced 2014
SAMSUNG Gear VR
OLED
Virtual Reality
Announced 2014
Oculus
Gen 1
LCD
Virtual Reality
Announced 2014
SONY Morpheus
Gen 1 -LCD
Virtual Reality
Announced 2015
Oculus
Gen 2
OLED
Virtual Reality
Announced 2015
SONY Morpheus
Gen 2 - OLED
Virtual Reality
Announced 2015
htc Vive
OLED???
Released to Consumers

Microdisplays are Technologically Superior to Cell Phone OLED Displays Used Currently in VR

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9 Virtual Reality Evolution to Microdispays Field of View Greater than 100 ° Greater than 100 ° Display Type eMagin Microdisplay Large Cell Phone Display Tech OLED OLED Image Smear Negligible Negligible “Screen Door” Effect Unnoticeable Noticeable Resolution per Eye 4.0 Mega - Pixels 1.0 Mega - Pixels Size/Weight Small / Light (190 grams) Big / Heavy (450+ grams ) IP protection Excellent Minimal Cell Phone OLEDS can not achieve the image quality for a truly immersive experience and are substantially larger, consume more power and uncomfortable for the wearer N/A Positive technology and pricing feedback from potential Tier 1 partners N/A

• US Army Goggles, Sights, Binoculars • US Special Forces • US Navy High Brightness Display • France – SAGEM/Thales – FELIN Broadest Global Reach 10 Significant Military/Aerospace Presence EMAN OLED #1 in Global Market Position • UK • Israel • Singapore Army • Australian Army

• Inside track on market opportunity: 2015 - 2025 forecasted Military SAM about $90M over 10 yrs . • Only displays that meet both brightness and contrast required • Validated by contracts with 2 major integrators and US Government • Military market provides development funding for commercial markets • Major integrator plans commercial aviation products requiring our technology • Commercial TAM much larger JHMCS F - 35 HMD 11 OLED for Pilots

Many more adopters as price drops with increasing volume 12 Commercial/Industry Early Adopters Moving to OLED Sample Customers – BCF; Portable Sonogram HMD/Viewer – FLIR Systems; Thermal Cameras – LITEYE; See - Through & Occluded HMDs – Abbott; LASIK Surgery (Map Cornea) – Nordic Neural Visual System for MRI – EyeSi Surgical Sim ; Cataract Surgical Simulator

eMagin

Manufacturing Enhancements

- Lower costs in consumer applications by designing out military requirements
  - Consumer displays do not need operating temperature ranges of - 40 °F to 158 °F
  - New, "Less-Rugged" manufacturing IP has the potential to dramatically lower costs
- New OLED deposition tool
  - 10X capacity increase at lower unit costs
  - Manufacturing line redundancy provides additional capacity for R&D
- Enhanced proprietary thin film sealing system
  - Improved display yield and reliability
- Additional production line improvements
  - Custom Ultra High Brightness tool
  - Automated die attach and dam placement
  - New wafer inspection tool, new wafer prober, improved wire bonder

Manufacturing Enhancements Paying Off Strong Yield Improvements in Q1 of 2015

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2014 2013 Q2 2015 Q2 2014 Target Revenue 25.7 28.0 7.0 7.0 20% + growth Gross Margin % 29% 30% 37% 31% 50% Operating Expense 12.6 13.6 2.7 3.2 Operating Income (5.1) (5.2) (0.1) (1.0) 20%+ EBITDAS (2.9) (1.7) 0.4 (0.6) 25%+ Operating Results $M 14

Balance Sheet ($) Q2 2015 Cash & Equivalents 5.4 Total Assets 26.0 Total debt 0 Total Liabilities 4.3 Total Shareholders Equity 21.9 Capital Structure (shares) Basic Shares Outstanding 25.5 Options 4.2 Series B Preferred 7.5 Fully Diluted Shares Outstanding 37.2 Balance Sheet and Capital Structure $M 15

eMagin

Investment Highlights

eMagin is the market leader in OLED microdisplay technology with strong IP and a multi-year lead on any competitor

OLED microdisplays will displace competing AR/VR display technologies -- it is the only technology to deliver an uncompromised immersive user experience

VR and AR technologies creating seismic change in gaming and computing, and represent tens of billions of market opportunity

Momentum for VR and AR technologies is building quickly as consumer technology juggernauts rush to establish market dominance

Expanding manufacturing capacity and outsourced fabrication to meet upcoming consumer demand – Positive Pricing Feedback From Tier 1 CE companies

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eMagin Corporation Making virtual imaging a reality NYSE MKT: EMAN www.eMagin.com